UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported) April 9, 2001
                                                          -------------


                            WORLD INTERNETWORKS, INC.
                            -------------------------
             (exact name of registrant as specified in its charter)



         Nevada                       03305844-NY                87-0575839
         ------                       -----------                ----------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation or organization)    File Number)           Identification No.)


625 Cochran Street                                            93065
------------------                                            -----
Simi Valley, CA                                           (postal code)
---------------
(Address of principal executive
offices)


(Registrant's Telephone Number, Including the Area Code)        (408) 941-1049
                                                                --------------

                 9710 South East, Suite #205 Sandy, Utah, 84070
                 ----------------------------------------------
          (Former name or former address, if changed from last report.)

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

Item 4.  Change in Registrant's Certifying Accountant.

         On April 9, 2001, Corbin & Wertz, Irvine, California ("Corbin") was engaged as an independent accountant to audit the financial statements of Technical Services & Logistics, Inc. ("TSLi") and GTData Corporation ("GTData"). GTData is a wholly owned subsidiary of World Internetworks, Inc., a Nevada corporation (the "Company"), and TSLi is a wholly-owned subsidiary of GTData. During the Company's, GTData's and TSLi's two most recent fiscal years and any interim period prior to the engagement of Corbin, Corbin was not consulted by the Company, TSLi or GTData regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. There was no disagreement or reportable event with GTData's or TSLi's former accountants.

Item 5.  Other Events

         On April 11, 2001, Robert Genesi, the Company's existing CEO and a director, was appointed as the Chairman of the Board of the Company by action of the Company's directors.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     WORLD INTERNETWORKS, INC.


Date: April 13, 2001                 By: /s/ Robert Genesi
      --------------                     -----------------
                                             Robert Genesi
                                             President